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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 23, 2002

                              AGRILINK FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


                  New York                             333-70143                        16-0845824
----------------------------------------------    ------------------------     ------------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)     (IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York 14625
             ----------------------------------------- -------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------







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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

                  None

(b)      Pro-Forma Financial Information.

                  None

(c)      Exhibits

Exhibit No.                               Description

  99.1 Press release of Pro-Fac Cooperative, Inc. dated July 24, 2002 announcing results of Pro-Fac member vote.

  99.2 Press release of Agrilink Foods, Inc. dated July 23, 2002 announcing results of bondholder consent solicitation.




Item 9. Regulation FD Disclosure

Attached hereto as exhibits which are incorporated herein by reference are a press release issued by Pro-Fac Cooperative, Inc. ("Pro-Fac") announcing that Pro-Fac members have voted in favor of the $175 million equity investment in Agrilink Foods, Inc. ("Agrilink") by Vestar/Agrilink Holdings LLC, an affiliate of Vestar Capital Partners IV, L.P., and a press release issued by Agrilink announcing the successful completion of solicitation of consents from holders of its outstanding 11 7/8% Senior Subordinated Notes due 2008.


This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AGRILINK FOODS, INC.



Date:    July 24, 2002             By:   /s/Earl L. Powers
                                         ---------------------------------
                                         Earl L. Powers,
                                         Executive Vice President and
                                            Chief Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)


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                                INDEX TO EXHIBITS


Exhibit No.                            Description

  99.1 Press release of Pro-Fac Cooperative, Inc. dated July 24, 2002 announcing results of Pro-Fac member vote.

  99.2 Press release of Agrilink Foods, Inc. dated July 23, 2002 announcing results of bondholder consent solicitation.